Neuberger Berman Advisers Management Trust® (“AMT Funds”)
Sustainable Equity Portfolio

Neuberger Berman Equity Funds® (“Equity Funds”)
Neuberger Berman Sustainable Equity Fund

Supplement to the Summary Prospectuses, Prospectuses and Statements of Additional Information of AMT Funds dated May 1, 2022 and Equity Funds dated December 17, 2021, each as amended and supplemented

The following changes apply to the Summary Prospectuses, Prospectuses and Statements of Additional Information for each of Neuberger Berman Sustainable Equity Fund and Sustainable Equity Portfolio (each, a “Fund” and collectively, the “Funds”):

(1) The “Principal Investment Strategies” section of each Fund’s Summary Prospectuses and Prospectuses is hereby deleted in its entirety and replaced with the following:

To pursue its goal, the Fund seeks to invest primarily in common stocks of mid- to large-capitalization companies that meet the Fund’s quality oriented financial and ESG criteria. The Fund defines mid-capitalization companies as those with a total market capitalization of $2 billion and above and large-capitalization companies as those with a total market capitalization of $10 billion and above, both at the time of initial purchase.

The Fund seeks to reduce risk by investing across many different industries.

The Portfolio Manager employs a fundamental, research driven approach to stock selection and portfolio construction, with a focus on long term sustainability issues that, in the judgement of the Portfolio Manager, are financially material. This sustainable investment approach seeks to identify high quality, well-positioned companies with leadership that is focused on  ESG issues relevant to their business. In doing such, the Portfolio Manager seeks to identify companies with certain practices, including (i) clear and relevant communication regarding management’s understanding, commitment to, and prioritization of, sustainability issues relevant to the business;  (ii) identification and disclosure of material sustainability considerations and management objectives (e.g., sustainability-linked goals and targets, including their supply chain, or executive compensation  frameworks linked to such goals and targets); and/or (iii) board-level oversight on material sustainability issues.  As part of the focus on quality, the Portfolio Manager looks for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above-average earnings growth and the sustainability of those earnings, as well as of the company’s business model, over the long term. The Portfolio Manager seeks to purchase the stock of businesses that he believes to be well positioned and attractively valued. Among companies that meet these criteria, the Portfolio Manager looks for those that show leadership in environmental, social and governance considerations, including safe and equitable workplace practices and constructive community relations.

As part of the focus on long-term sustainability, the Portfolio Manager looks for companies that show leadership in their environmental and workplace practices. The Fund seeks to invest in companies that demonstrate ESG policies in the following areas: (i) environmental issues; (ii) employment practices and diversity policies; (iii) community relations; (iv) supply chain issues; (v) product integrity (e.g., safety, quality) and (vi) disclosure and sustainability reporting.

Consistent with the Fund’s ESG Criteria, the Portfolio Manager focuses on identifying companies that are responsive to environmental issues, including those that have identified and communicated climate-related risks and opportunities, have identified and communicated net-zero transition plans, have committed to or are transitioning to facilitate global decarbonization and/or the reduction of other greenhouse gas emissions; are agents of favorable change in workplace policies (particularly for women and minorities); are committed to upholding universal human rights standards; and are good corporate citizens. The Portfolio Manager judges companies on their corporate citizenship overall, considering their accomplishments as well as their goals. While these judgments are inevitably subjective, the Portfolio Manager endeavors to avoid companies that derive revenue from gambling or the production of alcohol, tobacco, weapons, nuclear power or private prisons. Please see the Statement of Additional Information for a detailed description of the Fund’s ESG Criteria.

Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock if he believes it is unattractively valued, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

As a sustainable fund, the Fund is required by the federal securities laws to have a policy, which it cannot change without providing investors at least 60 days’ written notice, of investing at least 80% of its net assets in equity securities selected in accordance with its ESG criteria. The 80% test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding. In practice, the Portfolio Manager intends to hold only securities selected in accordance with the Fund’s ESG Criteria.

(2) The “Description of Enhanced ESG Criteria” section of each Fund’s Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

ESG Criteria

The Fund believes that corporate responsibility is a hallmark of quality and has the potential to produce positive investment results. The Fund is designed to allow investors to put their money to work and also support companies that follow principles of good corporate citizenship. The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet its financial and environmental, social and governance (ESG) criteria.

As stated in the prospectus, the Portfolio Manager employs a fundamental, research driven approach to stock selection and portfolio construction, with a focus on long term sustainability issues that, in the judgement of the Portfolio Manager, are financially material. This sustainable investment approach seeks to identify high quality, well-positioned companies with leadership that is focused on  ESG issues relevant to their business. In doing such, the Portfolio Manager seeks to identify companies with certain practices, including (i) clear and relevant communication regarding management’s understanding, commitment to, and prioritization of, sustainability issues relevant to the business;  (ii) identification and disclosure of material sustainability considerations and management objectives (e.g., sustainability-linked goals and targets, including their supply chain, or executive compensation  frameworks linked to such goals and targets); and/or (iii) board-level oversight on material sustainability issues.

Among companies that meet these criteria, the Portfolio Manager looks for those that show leadership in environmental, social and governance considerations, including safe and equitable workplace practices and constructive community relations. The Fund focuses on companies that are responsive to environmental issues; are agents of favorable change in workplace policies (particularly for women and minorities); are committed to upholding universal human rights standards; and are good corporate citizens. In addition, the Fund avoids companies with products with negative public health implications.  In doing such, the Fund seeks to identify companies with certain practices, including those outlined herein.

The Fund looks for companies that show leadership in their environmental and workplace practices. The Fund seeks to invest in companies that demonstrate ESG policies in the following areas:

•	Environmental issues
•	Employment practices and diversity policies
•	Community relations
•	Supply chain issues
•	Product integrity (safety, quality)
•	Disclosure and sustainability reporting

In addition to examining ESG practices, the Fund endeavors to avoid companies that derive revenue from gambling or the production of:

•	tobacco,
•	alcohol,
•	weapons,
•	nuclear power, or
•	private prisons.

The Fund may also consider public health issues, externalities associated with a company’s products, and general corporate citizenship in making its investment decisions.

Interpretation of ESG Criteria

The Fund’s ESG Criteria require interpretation in their application and are at the discretion of the portfolio management team. To determine and monitor revenue-based and absolute exclusions, the portfolio management team uses data generated internally by the Manager and/or its affiliates or provided by one or more external ESG research providers. The following discussion provides further detail about the interpretation of the Fund’s ESG Criteria.

Tobacco

Manufacturers. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of tobacco products. This primarily excludes producers of cigarettes, e-cigarettes, cigars, pipe tobacco, and smokeless tobacco products (snuff and chewing tobacco).

Processors and Suppliers. The Fund does not buy or hold companies that are in the business of processing tobacco and supplying tobacco to these manufacturers.

Retail Sales. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of tobacco products.

Tobacco-Related Products. The Fund does not buy or hold companies that derive a majority of revenues from the sale of goods used in the actual manufacture of tobacco products, such as cigarette papers and filters.

The Fund may buy or hold companies that sell certain key products to the tobacco industry. These items include: cigarette packets, boxes, or cartons; the paperboard used in the manufacture of cigarette boxes or cartons; the cellophane wrap used to enclose cigarette packets or boxes; magazine or newspaper space sold for cigarette advertisements; and billboard space rented for cigarette advertisements. In general, the Fund does not exclude such companies from investment, although it may reconsider companies that derive substantial revenues from these activities on a case-by-case basis.

Alcohol

Manufacturers and Producers. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of alcoholic beverages. This primarily excludes distillers of hard liquors, brewers, and vintners.

Retail Sales. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of alcoholic beverages. This relates primarily to restaurant chains and convenience stores.

The Fund may buy or hold:

•	agricultural products companies that sell products to the alcohol industry for use in the production of alcoholic beverages (primarily grain alcohol producers);
•	companies that sell unprocessed agricultural goods, such as barley or grapes, to producers of alcoholic beverages; or
•	companies that produce products to be used in production of alcohol such as: enzymes, catalysts and fermentation agents.

Gambling

Owners and Operators. The Fund does not buy or hold companies that derive 5% or more of revenues from the provision of gaming services. This primarily excludes owners and operators of casinos, riverboat gambling facilities, horse tracks, dog tracks, bingo parlors, or other betting establishments.

Manufacturers of Gaming Equipment. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of gaming equipment or the provision of goods and services to lottery operations.

The Fund may buy or hold companies that:

•	provide specialized financial services to casinos; or
•	sell goods or services that are clearly nongaming-related to casinos or other gaming operations.

Military Contracting

Major Prime Contractors. The Fund does not buy or hold companies that derive 5% or more of revenues from weapons related contracts. Although the Fund may invest in companies that derive less than 5% of revenues from weapons contracts, the Fund generally avoids large military contractors that have weapons-related contracts that total less than 5% of revenues but are, nevertheless, substantial in dollar value and designed exclusively for weapons-related activities. While it is often difficult to obtain precise weapons contracting figures, the Fund will make a good faith effort to do so.

Non-Weapons-Related Sales to the Department of Defense. The Fund does not buy or hold companies that derive their total revenue primarily from non-consumer sales to the Department of Defense (“DoD”).

In some cases, it is difficult to clearly distinguish between contracts that are weapons-related and those that are not. The Fund will use its best judgment in making such determinations.

The Fund may buy or hold companies that:

•	have some minor military business;
•	have some contracts with the DoD for goods and services that are clearly not weapons- related; or
•
manufacture computers, electric wiring, and semiconductors or that provide telecommunications systems, software and/or IT services (in the absence of information that these products and services are specifically and exclusively weapons-related).

Controversial Weapons/Firearms/Munitions

The Fund is committed to supporting and upholding conventions that seek to ban the production of controversial weapons. As a result, the Fund is prohibited from investing in securities issued by companies that we believe are involved in the manufacture of controversial weapons.

We define involvement in the manufacture of controversial weapons as either being responsible for end manufacture and assembly of controversial weapons, or being responsible for the manufacture of intended use components for controversial weapons. Dual-use component manufacturers or delivery platform manufacturers are not included. We define controversial weapons as follows:

•	Biological and chemical weapons. Weapons outlawed by the Biological and Toxin Weapons Convention of 1972 and the Chemical Weapons Convention of 1993.

•
Anti-personnel mines. Weapons that signatories agreed to, prohibit the use, stockpiling, production or transfer of, under the 1997 Anti-personnel Landmines Convention. The Convention does not address the issue of financial support for companies that manufacture such weapons.

•
Cluster munitions. Weapons that signatories agreed to restrict the manufacture, use and stockpiling of, as well as components of these weapons, under the 2008 Convention on Cluster Munitions. The implications for financial support of companies that manufacture cluster munitions is left unclear in the Convention. As a result, signatory states and the institutions based on them have taken a range of approaches to the question of prohibiting or allowing investments in cluster munitions producers: some prohibit all investments, some prohibit only direct investments and some have not yet banned investments.

•	Depleted uranium weapons. Companies involved in the production of depleted uranium (DU) weapons, ammunition and armor.

Manufacturers. The Fund is prohibited from purchasing the securities of issuers that derive more than 5% of their revenues from the production of weapons or tailor‐made components thereof. The Fund is also prohibited from purchasing the securities of issuers that manufacture nuclear weapons or key nuclear weapons components. This also includes the manufacture of firearms such as pistols, revolvers, rifles, shotguns, or sub-machine guns. The Fund will also not buy or hold companies that produce small arms ammunition.

Retailers. The Fund does not buy or hold companies that derive a majority of revenues from the wholesale or retail distribution of firearms or small arms ammunition.

Private Prisons

The Fund does not buy or hold companies that are involved in the operation of for-profit prisons or the provision of integral services to these types of facilities, given significant social controversy, reputational risks, dependency on Department of Justice policies, and facilities which are not easily reconfigurable for alternate uses.

Environment

The Fund seeks to invest in companies that have demonstrated a commitment to environmental stewardship and sustainability through either minimizing their environmental footprint or producing products and services that have a direct environmental benefit. Among other things, it will look for companies:

•	that have integrated environmental management systems;
•	have heightened awareness and are proactively addressing climate change related issues;
•	have measurably reduced their emissions to the air, land or water and/or are substantially lower than their peers;
•	continue to make progress in implementing environmental programs to increase efficiency, decrease energy and water consumption and reduce their overall impact on biodiversity;
•	have innovative processes or products that offer an environmental benefit including but not limited to clean technology, renewables, alternative energy and organic agriculture;
•	are committed to the public disclosure of environmental policies, goals, and progress toward those goals;
•	have minimized penalties, liabilities and contingencies and are operationally sustainable; and
•	participate in voluntary environmental multi-stakeholder initiatives led by government agencies such as the Environmental Protection Agency (EPA) and/or non-governmental organizations (NGOs).

Environmental Risk

The Fund seeks to avoid companies whose products it has determined pose unacceptable levels of environmental risk. To that end, the Fund does not buy or hold companies that:

◾	are major manufacturers of hydrochloroflurocarbons, bromines, or other ozone-depleting chemicals;
◾	are major manufacturers of pesticides or chemical fertilizers;
◾	operate in the mining industry; or
◾	are majority owners or operators of nuclear power plants (see Nuclear Power section).

Nuclear Power Majority Owners and Operators. The Fund does not buy or hold companies that are majority owners or operators of nuclear power plants.

The Fund may buy or hold:

•	engineering or construction companies that are involved in the construction of a nuclear power plant or provide maintenance services to such plants in operation; or
•	electric utility companies that are purchasers and distributors of electricity that may have been generated from nuclear power plants (but are not themselves majority owners/operators of such plants).

Fossil Fuels. We believe a sustainable portfolio minimizes or neutralizes the exposure to certain pieces of the fossil fuel value chain owing to the varied contribution to climate and environmental risk.

Coal and unconventional oil & gas supply. Given the high carbon footprint among fossil fuels, the Fund is prohibited from purchasing the securities of companies that derive substantial revenue from the extraction of coal or unconventional oil methods. To that end, the Fund may not buy or hold securities in companies that:
o	Thermal Coal. Derive more than 10% of revenue from the mining of thermal coal.
o	Unconventional oil supply (oil sands). Derive more than 10% of revenue from oil sands extraction.

Electricity Generation. For companies where power generation makes up more than 10% of revenue, we believe a sustainable portfolio should only invest in generation owners that are aligned with a lower carbon emissions economy. The Fund therefore may not buy or hold securities in companies that:
o	Thermal Coal. Derive more than 30% of MWh generation from thermal coal.
o	Liquid fuels (oil). Derive more than 30% of MWh generation from liquid fuels (oil).
o	Natural Gas electricity generation. Derive more than 90% of MWh generation from natural gas and this threshold may decline over time to align with a glide path to greater renewables penetration.

Conventional oil & gas supply. We recognize natural gas can play a role in the transition to a lower carbon economy, and believe oil and gas producers should be evolving their businesses to increase the proportion of gas and renewables in the business mix. The Fund therefore is prohibited from investments in companies with less than 20% of reserves from natural gas.

The Fund focuses on identifying companies that are responsive to environmental issues, including those that have identified and communicated climate-related risks and opportunities, have identified and communicated net-zero transition plans, have committed to or are transitioning to facilitate global decarbonization and/or the reduction of other greenhouse gas emissions.In addition, the Fund may invest in energy companies that have demonstrated a commitment to the carbon transition. Carbon transition refers to the global energy sector's shift from fossil-based systems of energy production and consumption — including oil, natural gas and coal — to renewable energy sources.

Demonstrated commitment may include the following:
o	Companies with board level oversight on climate change issues and climate transition plans in place;
o	Companies with robust disclosure around climate risks and opportunities;
o	Companies who have set science-based emissions reduction targets; and
o	Companies deriving significant revenue from contributing activities (as defined below).

A combination of the above characteristics and leadership qualities will be taken into consideration to provide a holistic view of a company’s overall management, preparedness and actionable commitments in order to transition to a lower carbon economy, all of which may influence decisions regarding security purchases and portfolio construction.

Contributing Activity. Where referenced, a “contributing activity” refers to an environmentally sustainable economic activity in the areas of climate change mitigation, climate change adaptation, the sustainable use and protection of water and marine resources, the transition to a circular economy, pollution prevention and control and the protection and restoration of biodiversity and ecosystems.

The Fund seriously considers a company’s environmental liabilities, both accrued and unaccrued, as a measure of environmental risk. It views public disclosure of these liabilities as a positive step.

Regulatory Problems

The Fund seeks to avoid companies with involvement in major environmental controversies. It will look at a combination of factors in this area and will decide if, on balance, a company qualifies for investment. Negative factors may include:

•	environmental fines or penalties issued by a state or federal agency or court over the most recent three calendar years; and/or
•	highly publicized community environmental lawsuits or controversies.

Positive factors may include:

•	preparing for potential regulatory changes,
•	implementing a consistent set of standards across a company’s business globally; and
•	having demonstrated consistent and sustained implementation of practices that address and remedy prior fines, censures or judgments.

If a company already held in the Fund becomes involved in an environmental controversy, the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company’s shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.

Employment and Workplace Practices

The Fund endeavors to invest in companies whose employment and workplace practices are considered safe, fair and egalitarian. Examples of favorable employment practices include, but are not limited to, companies that:

•	Offer competitive and comprehensive benefits;
•	Are considered to have favorable employee engagement cultures;
•	Have undertaken a pay equity analysis to ensure workers with similar backgrounds, experience and performance are awarded equal pay; and
•
have exceptional workplace safety records, particularly Occupational Safety and Health Administration Star certification for a substantial number of its facilities and/or a marked decrease in their lost time accidents and workers compensation insurance rates.

The Fund will seek to avoid investing in companies that have:

•	demonstrated a blatant disregard for worker safety; or
•	historically had poor relations with employees, contractors or suppliers.

Although the Fund is deeply concerned about the labor practices of companies with international operations, it may buy or hold companies that are currently or have been involved in related controversies. The Fund recognizes that it is often difficult to obtain accurate and consistent information in this area; however, it will seek to include companies that are complying with or exceeding International Labour Organization (ILO) standards.

Diversity

The Fund strives to invest in companies that are leaders in promoting diversity in the workplace. Examples of favorable practices include, but are not limited to, companies that:

•	have implemented innovative hiring, training, or other programs for women, people of color, and/or the disabled, or otherwise have a superior reputation in the area of diversity;
•	promote women and people of color into senior line positions;
•	appoint women and people of color to their boards of directors;
•	offer diversity training and support groups; and
•	purchase goods and services from women- and minority-owned firms.

In general, the Fund seeks to avoid buying companies with recent material discrimination lawsuits related to gender, race, disability, or sexual orientation. For example, this may include companies:

•	that are currently involved in unsettled material class action discrimination lawsuits;
•	that are currently involved in unsettled material discrimination lawsuits involving the U.S. Department of Justice or the EEOC (Equal Employment Opportunity Commission); or
•	that have exceptional historical patterns of discriminatory practices.

Although the Fund views companies involved in non-class action discrimination lawsuits and/or lawsuits that have been settled or ruled upon with some concern, it may buy or hold such companies. These types of lawsuits will be given particular weight if a company does not have a strong record of promoting diversity in the workplace.

While the Fund encourages companies to have diverse boards of directors and senior management, the absence of women and minorities in these positions does not warrant a company’s exclusion from the Fund.

Community Relations

The Fund believes that it is important for companies to have positive relations with the communities in which they are located inclusive of all races and socio-economic status. Examples of favorable practices include, but are not limited to, companies that:

•	have open communications within the communities in which they operate;

•	actively support charitable organizations, particularly multi-year commitments to local community groups; and
•	earn the ‘right to operate’ and minimize business interruption through active communications with the local community.

The Fund seeks to avoid companies with involvement in recent environmental controversies that have significantly affected entire communities (See “Environmental Risk” and “Regulatory Problems” above). The Fund will be particularly stringent with those companies of which the managers are aware that do not have positive relations with the communities in which they operate.

Human Rights

Global Norms and Standards. The Fund is prohibited from purchasing the securities of issuers whose activities breach the principles of the UN Global Compact (UNGC), the OECD Guidelines on Multinational Enterprises, the ILO’s declaration on Fundamental Rights and Principles at Work and the UN Guiding Principles (UNGP). We look for companies that:

•	have taken steps to refine their disclosure methods so that they are complete, consistent and measurable;
•	have developed or are in the process of developing a vision and human rights strategy or to formalize an already existing standard and process;
•
have identified or are in the process of identifying opportunities that will enhance their overall business and/or where they can take a leadership and advocacy role and extend principles to their suppliers, networks and stakeholders within their sphere of influence; or

•	strive to build partnerships with NGOs (non-governmental organizations), local communities, labor unions and other businesses in order to learn best practices.

Product Integrity (Safety, Quality)

The Fund seeks to avoid companies whose products have negative public health implications. Among other things, the Fund will consider:

•	the nature of a company’s products;
•	whether a company has significant (already accrued or settled lawsuits) or potentially significant (pending lawsuits or settlements) product liabilities;
•	if a company’s products are innovative and/or address unmet needs, with positive environmental and societal benefits;
•	whether a company is a leader in quality, ethics and integrity across the supply, production, distribution and post-consumption recycling phases; or
•	whether a company has high quality control standards in place with regards to animal welfare.

Supply Chain Management

The Fund seeks companies with well-managed supply chain systems that meet or exceed reliability, efficiency, product quality and regulatory standards. Among other things, the Fund will consider:

•	companies that have identified or are in the process of identifying the components of their supply chains; and
•	companies that engage suppliers to commit to an ESG standard code of conduct.

Disclosure

The Fund seeks companies that demonstrate a commitment to:

•	enhanced transparency and ESG/sustainability reporting, such as the Global Reporting Initiative (GRI), CDP, Sustainable Accounting Standards Board (SASB Standards) and other evolving frameworks; and
•	participation in voluntary multi-stakeholder initiatives relevant to their business and supply chain.

General

Corporate Actions. If a company held in the Fund subsequently becomes involved in tobacco, alcohol, gambling, weapons, or nuclear power (as described above) through a corporate acquisition or change of business strategy, and lacking a credible path to remediation no longer satisfies the ESG Criteria, the Fund will eliminate the position at the time deemed appropriate by the Fund given market conditions. The Fund will divest such companies’ shares whether or not they have taken strong positive initiatives in the other ESG areas that the Fund considers.

Parent and Subsidiary Relationships. This policy will also evaluate parent / subsidiary relationships and upon evaluation of an issuer's eligibility pursuant to the Sustainable Exclusion Policy, all subsidiaries which are greater than 50% owned by the issuer, will be considered consolidated for the purpose of considering the metrics and overall worthiness of the issuer to comply with the policy. This policy, however, does not require that the parent company of an issuer be considered when evaluating the issuer's metrics and overall worthiness to comply with this policy. As such, the policy permits investment in an issuer whose products and services meet the requirements of the policy, provided that the issuer is a stand-alone business operation whose obligations are non-recourse to its parent company, such issuers being “Eligible Subsidiaries.”   Financial services firms (e.g., banks, broker-dealers, asset managers, insurance companies) and investment companies will not be consolidated with other companies based on their investment in or provision of loans to such companies.

The date of this supplement is June 30, 2022.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com